NASDAQ: PLMT 1 Annual Meeting of Shareholders May 17, 2012 Exhibit 99.1

NASDAQ: PLMT 2 Informational Update to Shareholders: Mike Glenn, Chairman of the Board

NASDAQ: PLMT
Board Governance
1. Reconstituted Board of Directors in October 2010 (2011 = first full year)
2. Board leadership:
– Separation of the Chairman and Chief Executive Officer
– Independent Chairman beginning in January 2012 (and therefore eliminated the role of the Lead Director in January 2012)
3. Annual Board and Committee self-assessments, including anonymous
Director surveys of peers
– Attendance at various Directors colleges and conferences
4. Board committees
– Written charters updated annually and published on our website
– Annual written objectives by Committee
– Addition of Board oversight of enterprise risk management in 2011
5. Executive sessions of independent Directors at Board and Committee meetings
6. Annual written performance plan and evaluation of the Chief Executive
Officer

NASDAQ: PLMT
General Board Perspective
• Observations from an article titled, “Banking’s Secret
Sauce,”
by Jack Milligan in Bank Director Magazine,
1 Quarter 2012
• The article summarized observations based on a
ranking of the 150 largest publically traded banks
and thrifts in the country based on profitability,
capital strength and asset quality
• The article identifies a list of traits that most top
ranked banks have in common

st

NASDAQ: PLMT
Trait #1: Leadership
• CEOs are highly skilled managers
– Who are backed by knowledgeable and
engaged boards
• These CEOs are leaders
– Who understand their markets, their
strategies and what it takes to be successful
– Are strategists who can execute

NASDAQ: PLMT
Trait #2: Sustainable Strategies
• The banks employ strategies that:
– Avoid activities that entail excessive risk: for
example, commercial real estate
concentrations or high-risk residential
mortgages (sub-prime)
– Escape the wasting effects of commoditization:
low-margin and plain vanilla products and
services, and strategies that do not
differentiate in price or features

NASDAQ: PLMT
Trait #3: Organizational Clarity
• From the Board flowing through the bank, all
have a shared sense of what it takes to be
successful
• The Board and senior management are fully
aligned on strategy
– And management understands what levers to
pull to deliver optimal performance

NASDAQ: PLMT
The Palmetto Bank is on the Right Track
1. A leadership team that understands our
industry and markets
2. A knowledgeable and engaged Board
3. A proactive and tailored strategy that is
being consistently executed and showing
continuously improving results
4. A sense of urgency with clear focus and
strategic actions to return to profitability
5. Positioned in the attractive Upstate market
that is exhibiting signs of stability and growth

NASDAQ: PLMT Informational Update to Shareholders: Sam Erwin, Chief Executive Officer Lee Dixon, Chief Operating and Chief Risk Officer 9

NASDAQ: PLMT

Non-GAAP Measures and Forward Looking Statements
This presentation contains financial information determined by methods other than in accordance with Generally Accepted
Accounting Principles (“GAAP”) such as net loss and pre-tax loss excluding credit-related items and one-time charges. Non-
GAAP measures should not be considered as an alternative to any measure of performance as promulgated under GAAP.
Investors should consider the Company’s recording of provision for loan losses, loan workout expenses, foreclosed real estate write downs and expenses and losses on commercial loans held for sale in the periods presented when assessing the performance of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP.
Certain statements in this presentation contain “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,”
“targets,” and “projects,” as well as similar expressions.  Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; and (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically. The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports (such as Annual Reports on Form 10-K, Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the “SEC”)
and available at the SEC’s Internet site
(http://www.sec.gov),
including the “Risk Factors” included therein. All subsequent written and oral forward-looking statements concerning the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

NASDAQ: PLMT

Commitments to our Shareholders
1. Communicate regularly
2. Provide clear and transparent information
3. Be accessible and visible
4. Listen to concerns and suggestions
5. Continue the rich legacy of our 105-year old
institution
6.
Protect the reputation of The Palmetto Bank
7. Work hard with dedication and perseverance
to recover and optimize shareholder value

NASDAQ: PLMT Industry, Economic and Market Context 12

NASDAQ: PLMT
Industry Context: FDIC Fourth Quarter 2011 Statistics
• Number of institutions = 7,357 at 12/31/11
– Down 1,177 (14%) from 8,534 at 12/31/07
– Down 7,801 (51%) from 15,158 at 12/31/90
• 417 failed banks since 12/31/07 (7 in South Carolina)
• Industry on the mend with highest net income since 2006 and the fourth-quarter being the lowest level for quarterly charge-offs since first quarter 2008
• Reduction in nonperforming loans for seventh quarter in a row
• Improving loan growth with the fourth quarter representing the largest quarterly increase since fourth quarter 2007
• Net interest income and noninterest income both declined in
2011 given
– low interest rate environment
– regulatory pressure on service charges and fees (second
consecutive year and the fourth year in the last five years)

NASDAQ: PLMT

Additional Economic and Market Context
• Difficult economy but optimism for improvement with signs of growth in some markets in the Upstate
• Credit quality concerns remain, but general improvement noted - real estate values remain depressed, but stabilization in certain segments and markets
• Tepid loan growth overall and very competitive loan pricing for credit worthy commercial borrowers
• Low interest rate environment and high levels of deposits resulting in compressed net interest margin
• Focus on higher than normal capital levels, with expectations of higher required capital levels in the future
• Congressional actions with higher costs and additional regulatory oversight, including the Dodd-Frank Act and Consumer Financial
Protection Bureau

NASDAQ: PLMT The Palmetto Bank: 2011 in Review and 2012 Outlook 15

NASDAQ: PLMT
Overall Thoughts on 2011
•
Great progress!
• Improved credit quality and lower credit losses
• Increased revenues
• Reduced expenses
• Improved earnings
• Stabilized infrastructure
• Ongoing talent management
All resulting in a better and sustainable earnings picture
(but not there yet…)

NASDAQ: PLMT

Strategic
Initiative
Results
(2011 vs. 2010)
Change
from 2010
Branch Loan
Growth
Production up 66% over 2010
($24.5 million vs. $14.8 million)
Began to outpace runoff
Core Deposit
Growth
Grew core deposits over $37 million
($666 million vs. $629 million)
Fee Income
Growth
Flat growth
($16.8 million vs. $17 million)
Mortgage Flat production
($90 million vs. $91 million)
Indirect Increased production by 47%
($24.5 million vs. $16.7 million)
2011 in Review: Retail

NASDAQ: PLMT

Strategic
Initiative
Results
(2011 vs. 2010)
Change
from 2010
Commercial Loan
Portfolio
6% decrease
($549 million vs. $583 million)
New Loan
Production
Documented Calls
395% increase
($109 million vs. $22 million)
Intentional effort to grow business
(2,949 vs. 0 in 2010)
Treasury
Deposits
1.8% increase
($163 million vs. $160 million)
Loan Fees
87% increase
($866 thousand vs. $463 thousand)
2011 in Review: Commercial

NASDAQ: PLMT
Strategic Initiative
Results
(2011 vs. 2010)
Change
from 2010
Trust
Asset Growth
Assets up $18 million
(7% increase)
Trust
Account Growth
Grew number of accounts 39
(5% increase)
Trust
Net Income
Growth
Net income increase
(22.8% increase)
Brokerage
Asset Growth
Assets down $851 thousand
(5% decrease)
Brokerage
Net Income
Growth
Net income increase
(82% increase)
2011 in Review: Wealth Management

NASDAQ: PLMT
2012 Outlook
• Many of the general economic challenges we faced over the
course of 2011 are continuing into 2012; however some have
begun to moderate
• Net interest income improvement through continued reduction in time deposits balances and rates
• Improving loan production but still a challenge and very
competitive
• Focus on fee income with elimination of certain deposit service charge waivers
• Recurring credit losses expected to be lower, although ongoing strategic evaluation of problem asset resolution strategies
• Sustained focus on efficiency and expense reductions
Projected to return to quarterly profitability in 2012

NASDAQ: PLMT Strategic Focus 21

NASDAQ: PLMT
Evolution of Big Picture Strategic Focus
• 2009
– Quantify depth of credit loss hole
– Strategic Project Plan to survive
and thrive
– Prepare for regulatory agreement
• 2010
– Raise capital
– Process improvement
– Change management
• 2011
– Performance culture and talent
management
– Operating earnings
– Client focus

• 2012
– Profitability
– Expense reductions
– Technology
enhancements
– Palmetto Partnership

NASDAQ: PLMT

Overall Big Picture Strategy
1. Retail Bank: primarily manage funding cost through low
cost deposits
2. Commercial Bank: primarily generate income  through
loans
3. Wealth Management: primarily generate incremental
revenue
4. Support departments: enable the above with disciplined
expense management and sound risk management
Out-service the big banks and
out-muscle the little banks!

NASDAQ: PLMT 2012 Strategic Priorities 24

NASDAQ: PLMT

2012 Strategic Priorities
1. Return to profitability
2. Improve asset quality
3. Exit regulatory agreement
4. Execute on client service and support
through Palmetto Partnership
5. Develop a high performing culture and
winning team
Control our own destiny and earn the right to
keep doing it our way!

NASDAQ: PLMT 1. Return to Profitability 26

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.62%
2.82%
3.15%
3.06%
3.34%
3.23%
2.91%
2.69%
3.18%
3.32%
3.53%
3.65%
3.71%
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

The Palmetto Bank

NASDAQ: PLMT Net Interest Margin 27

Efficiency Ratio - GAAP
Efficiency Ratio - before credit-related and non-recurring items
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
66.1%
84.4%
86.4%
88.9%
84.0%
104.0%
160.1%
157.2%
103.9%
123.4%
108.0%
103.1%
81.9%
65.9%
83.9%
76.0%
76.8%
80.1%
86.0%
92.9%
92.5%
89.1%
83.3%
71.7%
73.9%
67.8%
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

The Palmetto Bank

NASDAQ: PLMT Efficiency Ratio 28

NASDAQ: PLMT Operating Earnings 29

NASDAQ: PLMT Pre-Tax (Loss) Income 30

NASDAQ: PLMT
Return to Profitability
• $6.2 million of annual expense Savings through
Automation, Vendor management and Efficiency
• Asset-liability management and Internal Audit co-
sourcing began January 1
• Branches:
– Two consolidations completed on March 30
– Two sales targeted to close in the second quarter
• Check processing outsourcing and related deposit
statements process on April 27
Most savings start showing up in
second quarter financial results.

NASDAQ: PLMT Compensation and Benefit Reductions • Headcount reduced 20% from peak of 420 at 12/31/08 • Salary freeze re-instated in 2012 • Regular 401(k) Plan employer match suspended in 2012 32

NASDAQ: PLMT
The Path to Profitability
• Making money on an operating basis even given
– Low interest rates and flat yield curve
(compressed net interest margin)
– Higher regulatory costs and revenue
restrictions (lower service charges, higher
FDIC premiums, etc.)
– High operating expenses from workout mode
and catch up in infrastructure and technology
The core franchise is generating income
on a day-to-day basis.

NASDAQ: PLMT 2. Improve Asset Quality 34

NASDAQ: PLMT
Return to Profitability and
Improve Credit Quality
• Objectives are inter-related with financial results driven primarily by credit losses
•
Significant reduction in problem assets and improving quarterly trends - reduced
– Number of assets
– Size of assets
– Losses on assets
• Strategic decisions continue to sell problem assets at discounts given ongoing cost to carry (taxes, insurance, legal fees, utilities, repairs, etc.)
• Also evaluating sell vs. hold in relation to:
– Regulatory and investor perspective on aggregate total amount
– Morale and public perception of quarterly losses

Nonaccrual loans
OREO
Reposessed assets
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
-
Thousands
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

The Palmetto Bank

NASDAQ: PLMT Nonperforming Assets 36

80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
-
Thousands
13,983
71,020
28,784
18,419
22,423
2,930
21,420
27,449
10,100
4,012
14,140
6,417
1,885
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

The Palmetto Bank

NASDAQ: PLMT Nonaccrual Loans - Gross Additions 37

Development CRE
Existing and Other CRE
CRE Owner Occupied and Residential
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Thousands
136,008
396,849
250,543
134,317
364,747
247,947
129,475
376,580
189,208
133,466
355,093
235,129
124,053
370,204
184,154
127,531
350,666
161,112
125,293
336,392
147,822
127,628
320,217
125,977
122,426
304,452
116,805
129,274
295,008
106,913
139,211
288,932
96,972
137,750
275,835
79,170
142,727
269,163
73,704
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

The Palmetto Bank

NASDAQ: PLMT Commercial Real Estate Loans 38

Consolidated Development and Existing/Other CRE
Target
1000%
900%
800%
700%
600%
500%
400%
300%
200%
100%
0%
as a percentage of total risk based capital
541.3%
596.1%
608.3%
571.2%
639.3%
701.7%
881.3%
341.6%
318.5%
326.0%
326.7%
306.1%
296.5%
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

The Palmetto Bank

NASDAQ: PLMT Commercial Real Estate Loans as a Percentage of Total Risk Based Capital 39

35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Thousands
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012

The Palmetto Bank

NASDAQ: PLMT Provision for Loan Losses 40

NASDAQ: PLMT 3. Exit Regulatory Agreement 41

NASDAQ: PLMT
Regulatory Examinations

• FDIC insurance premiums are based in part on the
overall ratings from the annual Safety and
Soundness examinations
– Starting in the second quarter 2012, our annual
premiums will be reduced by $1 million based
on current deposit levels

NASDAQ: PLMT 4. Execute on Client Service and Support through Palmetto Partnership 43

NASDAQ: PLMT The Path To Profitability! Project SAVE The Palmetto Partnership Profitability Driven by... Executing Clients 44

NASDAQ: PLMT
Technology Upgrades to Meet Client Expectations:
Second Quarter
Upgraded ATM fleet, locations and capability March
Upgraded Telephone Automatic Voice Response Unit May
Upgraded Remote Deposit Capture May
Upgraded Real Time Internet Banking May
Upgraded E-Statement System May
New Mobile Friendly Web Site May
New Mobile Banking
June
New Deposit Taking/Imaging ATMs June
New Electronic Notices Delivered for Loans & Deposits June
New Automated Wire Transfer System June

NASDAQ: PLMT
Technology Upgrades to Meet Client Expectations:
Third Quarter

New Lockbox System July
New Person to Person Payments July
New Online Personal Finance System July
Upgraded Web Site July
New Commercial Positive Pay September
New ACH Fraud Control
September
New Electronic Check Recovery September

NASDAQ: PLMT 5. Develop a High Performing Culture and Winning Team 47

NASDAQ: PLMT
Critical Elements of Our Evolving Culture
1. Continuous improvement culture (including
possibility thinking “out of the red box”,
automation, and expense consciousness)
2. Client service and support culture Palmetto
Partnership
3. Performance culture (personally and corporately)
4. Winning culture!

We
Win!

NASDAQ: PLMT Closing Thoughts 49

NASDAQ: PLMT
Summary Thoughts on the Path Forward
1. Significant progress on the path to profitability
2. Asset quality is being aggressively improved
3. Substantially completed the transition from “workout” mode to
“business development” mode
4. Clarity of the path forward - more focused Bank, department, and individual objectives and expectations
5. Dedicated team and pride in our service
6. High expectations to cultivate a performance culture and winning team
7. Sense of urgency continues and we insist on results, not activity
8. We are moving the Bank forward – with intense focus on the bulls eye of profitability
Proactive, comprehensive and focused strategic plan being executed

NASDAQ: PLMT

Value of the Franchise
• 105 year legacy with excellent reputation and strong brand recognition
• Historical high performing financial results, with history of innovation and balanced and fair pricing to our clients
• Premier deposit-gathering franchise in an attractive banking market with strong deposit gathering capability
– 4
th
largest bank headquartered in South Carolina
– 6
th
in deposit share in the Upstate and 1
st
of banks
headquartered in South Carolina
– 25 branches in the economically attractive Upstate market along the Interstate 85 corridor between Atlanta and Charlotte
• Heritage of deep client relationships and loyalty, with high touch client service platform to be leveraged for enhanced sales culture